As filed with the Securities and Exchange Commission on February 27, 2001.

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                              FILE NUMBER 811-4630

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        JOHN HANCOCK INVESTMENT TRUST III
                (Name of Registrant as Specified in Its Charter)

                        JOHN HANCOCK INVESTMENT TRUST III
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c) (1) (ii), 14a-6 (i) (1), or
    14a-6 (i) (2) or Item 22(a) (2) or schedule 14A (sent by wire transmission).

[ ] Fee paid previously with preliminary materials.

[X] No fee required.

                               February 27, 2001


SHAREHOLDER LETTER - JOHN HANCOCK LARGE CAP GROWTH FUND

Dear Fellow Shareholder,

I am writing to ask for your vote on important matters concerning your investment in the John Hancock Large Cap Growth Fund.

Your fund has an investment restriction imposing a 5% limit on the fund's holdings of securities of any one issuer. In order to allow the fund greater investment flexibility, your fund's trustees are asking you to approve restating this restriction to follow the 1940 Act diversification definition, which allows up to 25% of the fund's assets to be invested regardless of this limit.

Your fund's trustees are also asking you to amend other investment restrictions in order to provide your fund with a set of investment restrictions that reflect the current legal and investment environment. Updating these restrictions will bring the fund in line with established standards maintained by the majority of funds within John Hancock Funds.


No Change in Investment Objective
It is important to note that these proposals do not in any way signal a change in your fund's investment objective. Your fund will continue to seek long-term capital appreciation by investing primarily in stocks of large-capitalization companies.


These proposals have been unanimously approved by your fund's board of trustees, who believe they will benefit you and your fellow shareholders. They are detailed in the enclosed proxy statement and summarized in the questions and answers on the following pages. I suggest you read both thoroughly before voting.

Your Vote Makes a Difference!
No matter what size your investment may be, your vote is critical. I urge you to review the enclosed materials and to complete, sign and return the enclosed proxy ballot to us immediately. Your prompt response will help avoid the need for additional mailings. For your convenience, we have provided a postage-paid envelope.

If you have any questions or need additional information, please contact your investment professional or call your Customer Service Representative at 1-800-225-5291, Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time. I thank you for your prompt vote on this matter,

                                            Sincerely,

                                            /s/Maureen R. Ford
                                            ------------------
                                            Maureen R. Ford
                                            Vice Chairman, President and CEO

                   Q&A for JOHN HANCOCK LARGE CAP GROWTH FUND


Q: Why are you modifying the investment restriction regarding investing more than 5% of the total fund's assets in any one issuer?

A: Modifying this restriction will provide the fund's portfolio management team with more flexibility with a portion of the fund's assets by allowing them to buy stock of one issuer in amounts greater than 5% of the fund's total assets. This restriction will be modified to follow the 1940 Act diversification definition, which allows up to 25% of a fund's assets to be invested regardless of this limit.



Q: Why are several other investment restrictions being amended?

A: Your fund's restrictions were drafted in 1968 when the fund began and are now more restrictive than federal law requires. Relaxing these restrictions will bring your fund into conformity with the standards maintained by most of John Hancock's other funds and give your fund more flexibility to respond to opportunities in the marketplace.


Q: Do these changes to the fund's investment restrictions signify a change in investment objective and strategy?

A: No, these proposals do not in any way signal a change in your fund's investment objective or strategy. Your fund will continue to seek long-term capital appreciation by investing primarily in stocks of large capitalization companies. The fund's portfolio management team will continue to seek out companies that they believe will grow at an above average growth rate.


Q: How do I vote?


A: Most shareholders vote by completing, signing and returning the enclosed proxy card using the postage-paid envelope provided. If you prefer to vote in person, you are cordially invited to attend a meeting of shareholders of your fund, which will be held at 9:00 A.M. on April 25, 2001, at our 101 Huntington Avenue headquarters in Boston, Massachusetts. You may also vote by calling our toll-free number from a touch-tone phone or via the Internet by utilizing a program provided through a vendor. Please refer to the proxy card for more information and voting instructions. If you choose to vote electronically, you do not need to mail your proxy card. If you vote now, you will help avoid further solicitations.

                       JOHN HANCOCK LARGE CAP GROWTH FUND
                 (a series of John Hancock Investment Trust III)
                              101 Huntington Avenue
                                Boston, MA 02199


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                            TO BE HELD APRIL 25, 2001


This is the formal agenda for your fund's special meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.



To the shareholders of John Hancock Large Cap Growth Fund:



A special meeting of shareholders of your fund will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, April 25, 2001 at 9:00 A.M., Eastern Time, to consider the following:


1. (a)-(h)        Proposals to amend certain investment restrictions of your fund. Your board of trustees recommends that you vote FOR these proposals.


2.                Any other business that may properly come before the meeting.


Shareholders of record as of the close of business on February 8, 2001 are entitled to vote at the meeting and any related follow-up meetings.


Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card. Please take a few minutes to vote now.


                                         By order of the board of trustees,

                                         /s/Susan S. Newton
                                         ------------------
                                         Susan S. Newton
                                         Secretary


February 27, 2001

                               PROXY STATEMENT OF
                       JOHN HANCOCK LARGE CAP GROWTH FUND
                 (a series of John Hancock Investment Trust III)

This proxy statement contains the information you should know before voting on the proposals as summarized below.


Large Cap Growth Fund will furnish without charge a copy of its most recent semiannual and annual reports to any shareholder upon request. Shareholders who want to obtain a copy of these reports should direct all written requests to the attention of the fund, 101 Huntington Avenue, Boston, Massachusetts 02199 or should call John Hancock Funds at 1-800-225-5291.



                                  INTRODUCTION



This proxy statement is being used by the board of trustees of your fund to solicit proxies to be voted at a special meeting of shareholders of your fund. This meeting will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, April 25, 2001 at 9:00 A.M., Eastern Time. The purpose of the meeting is to consider:


1. (a)-(h)        Proposals to amend certain investment restrictions of your fund. Your board of trustees recommends that you vote FOR these proposals.


2.                Any other business that may properly come before the meeting.


This proxy statement and the proxy card are being mailed to your fund's shareholders on or about February 27, 2001.


Who is Eligible to Vote?


Shareholders of record on February 8, 2001 are entitled to attend and vote on each proposal at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the proposals. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                          PROPOSALS 1 (a) through 1(h)

                            AMENDMENTS TO THE FUND'S
                             INVESTMENT RESTRICTIONS

John Hancock Advisers, Inc. (the "adviser") and your fund's board of trustees recommend amending several fundamental investment restrictions in order to provide your fund with a set of investment restrictions that reflect the current legal and investment environment. Similar changes have already been made to other John Hancock funds. We are asking you to vote on these changes because the restrictions are fundamental and may be changed only with shareholder approval.

The Investment Company Act of 1940 (the "1940 Act") requires mutual funds to adopt fundamental investment restrictions covering certain types of investment practices. Your fund's board of trustees recommend that some of your fund's fundamental restrictions be liberalized as permitted under the 1940 Act and current interpretive positions of the Securities and Exchange Commission (the "SEC"). In addition, your fund's trustees recommend the elimination of a fundamental restriction that is not required by the 1940 Act or any other current laws. This restriction was adopted in the past to reflect certain regulatory, business or industry conditions which are no longer in effect.

The adviser expects that you will benefit from these proposed changes to the fund's fundamental investment restrictions in several ways. First, the proposed changes to the fund's fundamental restrictions expand the range of investment opportunities and techniques available to manage the fund's portfolio. The adviser carefully evaluates all new investment opportunities to determine whether any would be suitable for the fund given its investment objective, policies and risk profile. The adviser believes that the proposed changes to the fund's fundamental restrictions will provide the fund with additional flexibility to respond more quickly to new developments and changing trends in the marketplace whenever the adviser determines that a response is both appropriate and prudent.

Second, the proposed changes to the fund's investment restrictions are designed to produce a clearer and more concise set of restrictions. These revised restrictions parallel the investment restrictions of other funds managed by the adviser, which will facilitate the adviser's compliance efforts. Also, these revised restrictions should assist investors in understanding the characteristics and risks associated with this fund and will allow for more effective comparison to other mutual funds with similar investment objectives.

The fund has no current intention of changing its actual investment strategies as a result of these amendments.



                 Proposed Amendments to Investment Restrictions

The table below sets forth the fund's current fundamental restrictions in the left hand column and the proposed amended restrictions in the right hand column.


---------------- -------------------------------------------------------- ----------------------------------------------

Proposal         Current Fundamental Restriction                                 Amended Fundamental Restriction
---------------- -------------------------------------------------------- ----------------------------------------------
1(a)             The Fund may not purchase the securities of issuers      Amended as follows: The Fund may not
                 conducting their principal business activity in the      purchase the securities of issuers
                 same industry if, immediately after such purchase, the   conducting their principal activity in the
                 value of its investments in such industry would exceed   same industry if, immediately after such
                 25% of its total assets taken at market value at the     purchase, the value of its investments in
                 time of each investment.  This limitation does not       such industry would exceed 25% of its total
                 apply to investments in obligations of the U.S.          assets taken at market value at the time of
                 Government or any of its agencies or instrumentalities.  such investment.  This limitation does not apply to  investments in obligations of the
                                                                          U.S. Government or any of its agencies,
                                                                          instrumentalities or authorities.
                                                                                           * * * * * *
                                                                          Explanation: This restriction has been
                                                                          amended for improved clarity, but has not
                                                                          been substantively changed.
---------------- -------------------------------------------------------- ----------------------------------------------



4


---------------- -------------------------------------------------------- ----------------------------------------------

Proposal         Current Fundamental Restriction                                 Amended Fundamental Restriction
---------------- -------------------------------------------------------- ----------------------------------------------
1(b)             The fund may not borrow  money,  except from banks as a  Amended as follows: The fund may temporary measure for extraordinary  emergency purposes  not borrow money, except: (i) for in amounts  not to exceed  33 1/3% of the Fund's  total  temporary or short-term purposes or assets  (including the amount borrowed) taken at market  for the clearance of transactions value.  The Fund will not use  leverage  to  attempt to  in amounts not to exceed 33 1/3% of
                 increase   income.   The   Fund   will   not   purchase  the value of the fund's total
                 securities while  outstanding  borrowings  exceed 5% of  assets (including the amount
                 the Fund's total assets.                                 borrowed) taken at market value;
                                                                          (ii) in connection with the
                                                                          redemption of fund shares or to
                                                                          finance failed settlements of
                                                                          portfolio trades without
                                                                          immediately liquidating portfolio
                                                                          securities or other assets, (iii)
                                                                          in order to fulfill commitments or
                                                                          plans to purchase additional
                                                                          securities pending the anticipated
                                                                          sale of other portfolio securities
                                                                          or assets; (iv) in connection with
                                                                          entering into reverse repurchase
                                                                          agreements and dollar rolls, but
                                                                          only if after each such borrowing
                                                                          there is asset coverage of at least
                                                                          300% as defined in the 1940 Act;
                                                                          and (v) as otherwise permitted
                                                                          under the 1940 Act. For purposes of
                                                                          this investment restriction, the
                                                                          deferral of trustees' fees and
                                                                          transactions in short sales,
                                                                          futures contracts, options on
                                                                          futures contracts, securities or
                                                                          indices and forward commitment
                                                                          transactions shall not constitute
                                                                          borrowing.


                                                                                   * * * * * *
                                                                          Explanation: The amended
                                                                          restriction does not change the
                                                                          maximum amount of money which the
                                                                          fund may borrow but makes more
                                                                          explicit certain exceptions to the
                                                                          general prohibition against
                                                                          borrowing. The amended restriction
                                                                          also affords the fund additional
                                                                          flexibility to borrow money if the
                                                                          adviser determines such borrowing
                                                                          is in the best interests of the
                                                                          fund and is consistent both with
                                                                          the fund's investment objective and
                                                                          with the requirements of the 1940
                                                                          Act.  The amended restriction would
                                                                          permit the fund to borrow for leveraging
                                                                          purposes, which could cause its net asset
                                                                          value to fluctuate at a greater rate with
                                                                          market changes than if leverage was not
                                                                          used.  Futhermore, purchasing securities
                                                                          while borrowings exceed 5% of the fund's
                                                                          net assets would increase the risks inherent
                                                                          to borrowing, such as reduced total returns.


---------------- -------------------------------------------------------- ----------------------------------------------

                                                                                                                       5

---------------- -------------------------------------------------------- ----------------------------------------------
---------------- -------------------------------------------------------- ----------------------------------------------
1(c)              The fund may not issue senior securities, except as     Amended as follows: The fund may
                  permitted by paragraphs (2), (3) and (6) [lending,      not issue senior securities, except
                  commodities and borrowings, respectively].  For         as permitted by the fund's
                  purposes of this restriction, the issuance of shares    fundamental investment restrictions
                  of beneficial interest in multiple classes or series,   on borrowing, lending and investing
                  the purchase or sale of options, futures contracts      in commodities, and as otherwise
                  and options on futures contracts, forward               permitted by the 1940 Act. For
                  commitments, forward foreign currency exchange          purposes of this restriction, the
                  contracts and repurchase agreements entered into in     issuance of shares of beneficial
                  accordance with the Fund's investment policy, and the   interest in multiple classes or
                  pledge, mortgage or hypothecation of the Fund's         series, the deferral of Trustees'
                  assets within the meaning of paragraph (7) [pledging    fees, the purchase or sale of
                  assets]are not deemed to be senior securities.          options, futures contracts and
                                                                          options on futures contracts,
                                                                          forward commitments, forward
                                                                          foreign exchange contracts and
                                                                          repurchase agreements entered into
                                                                          in accordance with the Fund's
                                                                          investment policies are not deemed
                                                                          to be senior securities.
                                                                                        * * * * * *
                                                                          Explanation:  This restriction has been
                                                                          amended for improved clarity, but has not
                                                                          been substantively changed.
---------------- -------------------------------------------------------- ----------------------------------------------
1(d)              The fund may not  purchase  or sell real  estate or any Amended as follows: The fund may interest  therein,  except that the Fund may invest in  not purchase, sell or invest in securities  of  corporate  entities  secured  by  real  real estate, but subject to its estate or  marketable  interests  therein or issued by  other investment policies and companies  that  invest in real  estate  or  interests  restrictions may invest in
                  therein.                                                securities of companies that deal
                                                                          in real estate or are engaged in
                                                                          the real estate business. These
                                                                          companies include real estate
                                                                          investment trusts and securities
                                                                          secured by real estate or interests
                                                                          in real estate. The fund may hold
                                                                          and sell real estate acquired
                                                                          through default, liquidation or
                                                                          other distributions of an interest
                                                                          in real estate as a result of the
                                                                          fund's ownership of securities.
                                                                                         * * * * * *
                                                                          Explanation: This restriction has been
                                                                          amended for improved clarity, but has not
                                                                          been substantively changed.
---------------- -------------------------------------------------------- ----------------------------------------------


6



---------------- -------------------------------------------------------- ----------------------------------------------
1(e)             The fund may not invest in  commodities or in commodity  Amended as  follows:  The fund may not invest
                 contracts or in puts,  calls,  or  combinations of both  in   commodities    or   commodity    futures
                 except  options  on  securities,   securities  indices,  contracts,  other than  financial  derivative
                 currency  and  other  financial  instruments,   futures  contracts.   Financial   derivatives  include
                 contracts on securities,  securities indices,  currency  forward    foreign    currency     contracts;
                 and  other  financial  instruments,   options  on  such  financial  futures  contracts  and options on
                 futures   contracts,   forward   commitments,   forward  financial  futures  contracts;   options  and
                 foreign currency exchange  contracts,  interest rate or  warrants  on   securities,   currencies   and
                 currency swaps,  securities  index put or call warrants  financial   indices;   swaps,  caps,  floors,
                 and  repurchase  agreements  entered into in accordance  collars   and   swaptions;   and   repurchase
                 with the Fund's investment policies.                     agreements  entered into in  accordance  with
                                                                          the fund's investment policies.
                                                                                           * * * * * *
                                                                          Explanation:   This   restriction   has  been
                                                                          amended  for  improved  clarity  and  to  add
                                                                          references    to    additional     derivative
                                                                          instruments,   but  otherwise  has  not  been
                                                                          substantively changed.
---------------- -------------------------------------------------------- ----------------------------------------------


1(f)             The fund may not make loans, except that the Fund (1)    Amended  as  follows:  The  fund may not make
                 may lend portfolio securities in accordance With the     loans,  except  that  the  fund  may (i) lend
                 Fund's investment policies up to 33 1/3% of The Fund's   portfolio  securities in accordance  with the
                 total assets taken at market value, (2) enter into       fund's  investment  policies up to 33 1/3% of
                 repurchase agreements, and (3) purchase all or a         the  fund's  total  assets  taken  at  market
                 portion of securities issued or guaranteed by the U.S.   value,    (ii)    enter    into    repurchase
                 government or its agencies or instrumentalities, bank    agreements,  and  (iii)  purchase  all  or  a
                 loan participation interests, bank certificates of       portion of an issue of  publicly  distributed
                 deposit, bankers' acceptances, debentures or other       debt  securities,   bank  loan  participation
                 securities, whether or not the purchase is made upon     interests,   bank  certificates  of  deposit,
                 the original issuance of the securities.                 bankers'  acceptances,  debentures  or  other
                                                                          securities,  whether or not the  purchase  is
                                                                          made  upon  the  original   issuance  of  the
                                                                          securities.
                                                                                           *   *   *
                                                                          Explanation:   This   restriction   has  been
                                                                          amended  for  improved  clarity  and to add a
                                                                          reference  to  additional  debt  instruments,
                                                                          but  otherwise  has  not  been  substantively
                                                                          changed.
---------------- -------------------------------------------------------- ----------------------------------------------


                                                                                                                       7


---------------- -------------------------------------------------------- ----------------------------------------------
1(g)             The fund may not pledge,  mortgage or  hypothecate  its  Eliminated:  (not required by the 1940 Act).
                  assets,  except to secure  indebtedness  permitted  by                 *   *   *
                  paragraph  (6)  [borrowing]  and  then  only  if  such  Explanation:  This  restriction  was  imposed pledging,  mortgaging or hypothecating does not exceed  on the fund by state  securities  regulations
                  33 1/3% of the  Fund's  total  assets  taken at market  that no longer apply to the fund.
                  value.

---------------- -------------------------------------------------------- ----------------------------------------------

1(h)              The  fund  may not  purchase  securities  of an  issuer Amended as  follows:  The fund may not,  with
                  (other  than  the U.S.  government,  its  agencies  or  respect  to 75% of the fund's  total  assets, instrumentalities),  if (i) such purchase  would cause  invest  more  than  5% of  the  fund's  total
                  more  than 5% of the  Fund's  total  assets  taken  at  assets  in  the   securities  of  any  single
                  market value to be invested in the  securities of such  issuer   or  own   more   than   10%  of  the
                  issuer,  or  (ii)  such  purchase  would  at the  time  outstanding  voting  securities  of  any  one
                  result  in more  than  10% of the  outstanding  voting  issuer,   in  each   case   other   than  (i)
                  securities of such issuer being held by the Fund.       securities  issued or  guaranteed by the U.S.
                                                                          Government,     its     agencies    or    its
                                                                          instrumentalities   or  (ii)   securities  of
                                                                          other investment companies.

                                                                                      *  *  *  *  *  *
                                                                          Explanation:  The amended diversification
                                                                          restriction will apply to 75% instead of
                                                                          100% of the fund's total assets.  The 100%
                                                                          limitation is not required by the 1940 Act.
                                                                          This change will allow the fund to invest up
                                                                          to 25% of its total assets in the securities
                                                                          of any one issuer, which will provide the fund
                                                                          with additional flexibility to invest more
                                                                          significantly in certain issuers when the adviser
                                                                          determines that an investment presents a special
                                                                          opportunity for the fund.  This change would also
                                                                          increase the risks of investing in the fund
                                                                          because the fund would become more susceptible
                                                                          to events that affect individual issuers.

---------------- -------------------------------------------------------- ----------------------------------------------


                       BOARD EVALUATION AND RECOMMENDATION


The trustees believe that the proposed amendments to the fund's restrictions will more clearly reflect current regulatory practice and will expand the investment opportunities available to the fund. Accordingly, the trustees recommend that you approve the proposal to change the fund's fundamental investment restrictions as described above.


If the required approval of a change to a restriction is not obtained, the current investment restriction will continue in effect.


The trustees of your fund recommend that the shareholders of your fund vote for the proposal to amend the fund's investment restrictions.


                         VOTING RIGHTS AND REQUIRED VOTE

Each share of your fund is entitled to one vote. Approval of each proposal requires the affirmative vote of a majority of the shares of your fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of your fund means with respect to each proposal the vote of the lesser of

(1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy,

         or

(2)      more than 50% of the outstanding shares of the fund.


8


Shares of your fund represented in person or by proxy, including shares which abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote against a proposal.


However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal, those shares will not be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted in accordance with clause (1) above, if more than 50% of the outstanding shares (excluding the "broker non-votes") are present or represented. However, for purposes of determining whether a proposal has been adopted in accordance with clause (2) above, a "broker non-vote" has the same effect as a vote against that proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.



                       INFORMATION CONCERNING THE MEETING

Solicitation of Proxies


In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person, by the trustees, officers and employees of your fund; by personnel of the adviser, the fund's principal distributor, John
Hancock Funds, Inc., and the fund's transfer agent, John Hancock Signature
Services, Inc., or by broker-dealer firms. In addition, Signature Services, together with Georgeson Shareholder Communications, Inc., a third party solicitation firm, will provide proxy solicitation services at a cost of approximately $140,000, which will be paid by the Fund.


The mailing address of the fund, the adviser and John Hancock Funds, Inc. is 101
Huntington Avenue, Boston, Massachusetts, 02199.

Revoking Proxies

A shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:


o By filing a written notice of revocation with your fund's transfer agent, John Hancock Signature Services, Inc., 1 John Hancock Way, Suite
         1000, Boston, Massachusetts 02217-1000,


o By returning a duly executed proxy with a later date before the time of the meeting,

         or

o If a shareholder has executed a proxy but is present at the meeting and wants to vote in person, by notifying the secretary of the fund
         (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum


As of February 8, 2001, 21,576,099 Class A shares, 11,683,844 Class B shares and 198,914 Class C shares of beneficial interest of the fund were outstanding.
Only shareholders of record on February 8, 2001 (record date) are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of the fund that are entitled to vote will be considered a quorum for the transaction of business.



                                                                               9


Other Business


The fund's board of trustees knows of no business to be presented for consideration at the meeting other than the proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.


Adjournments


If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of the proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of the fund's shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of the proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the proposal against adjournment.


Telephone Voting


In addition to soliciting proxies by mail, by fax or in person, the fund may also arrange to have votes recorded by telephone by officers and employees of the fund or by personnel of the adviser or transfer agent or by a third party solicitation firm. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. The fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

o A shareholder will be called on a recorded line at the telephone number in the fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.


Alternatively, you can call our toll-free number to vote by telephone.

o        Read the proxy statement and have your proxy card at hand.

o        Call the toll-free number located on your proxy card.

o        Enter the 14-digit "control number" found on your proxy card.

o        Follow recorded instructions.



To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.
A toll-free number will be available in case the voting information contained in the confirmation is incorrect. If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.



10


Internet Voting

You will have he opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the 14-digit "control number" that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. If you are voting via the Internet you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by you.

o        Read the proxy statement and have your proxy card at hand.


o        Go to the Web site www.jhfunds.com
                            ---------------


o        Select the shareholders entryway.

o        Select the proxy voting link.

o        Enter the 14-digit "control number" found on your proxy card.

o Follow the instructions on the Web site. Please call us at 1-800-225-5291 if you have any problems.

o To ensure that the your instructions have been recorded correctly, you will also receive a confirmation of the voting instructions immediately after submission and also by e-mail if chosen.


SHAREHOLDERS' PROPOSALS

The Funds are not required, and do not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shreholders of their respective Funds must submit the proposal in writing, so that it is received by the appropriate Fund at 101 Huntington
Avenue, Boston, Massachusetts 02199 within a reasonable time before any meeting.


                         OWNERSHIP OF SHARES IN THE FUND

To the knowledge of the fund, as of February 8, 2001, the following persons owned of record or beneficially 5% or more of the outstanding Class A, Class B and Class C shares of your fund.


Name and Address of Owners of
More than 5% of Shares                       Class A       Class B     Class C
--------------------------------------------------------------------------------
MLPF&S for the Sole Benefit of its Customers     0%          10.66%      0%
Attn: Fund Administrator
480 Deer Lake Drive East
Jacksonville FL 32246-6484


As of February 8, 2001, the trustees and officers of the fund owned in the aggregate less than 1% of the outstanding shares of the fund.


                                                                              11

                                                             VOTE TODAY BY MAIL,
                                                         TOUCH-TONE PHONE OR THE
                                                  INTERNET CALL TOLL-FREE 1-800-
                                                           597-7836 OR LOG ON TO
                                                    WWW.JHANCOCK.COM/FUNDS/PROXY

***control number: 999 999 999 999 99 ***         Please fold and detach card at perforation before mailing

JOHN HANCOCK LARGE CAP GROWTH  FUND                    THIS PROXY IS SOLICITED BY THE BOARD
                                                       OF TRUSTEES

                 SPECIAL MEETING OF SHAREHOLDERS- APRIL 25, 2001

The undersigned, revoking previous proxies, hereby appoint(s) Maureen R. Ford, James J. Stokowski and Susan S. Newton, with full power of substitution in each, to vote all the shares of beneficial interest of John Hancock Large Cap Growth
Fund ("Large Cap Growth Fund") which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of Large Cap Growth Fund to be held at 101 Huntington Avenue, Boston, Massachusetts 02199, on April 25,
2001 at 9:00 a.m., Eastern Time, and any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated February 27, 2001 is hereby acknowledged. If not revoked, this proxy shall be voted for the proposals.


Date________________________________, 2001


o   Please complete, sign, date and return this proxy in the enclosed envelope as soon as possible.
o   Please sign exactly as your name or names appear left.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.
o   If a Corporation, please sign in full corporate  name by president or other authorized officer.
o   If a partnership, please sign in partnership name by authorized person.

----------------------------------------
Signature(s)





                           VOTE THIS PROXY CARD TODAY!
                    YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                       THE EXPENSE OF ADDITIONAL MAILINGS

Specify your desired action by a check mark in the appropriate space. This proxy will be voted as specified. If no specification is made, the proxy will be voted in favor of each item. The persons named as proxies have discretionary authority which they intend to exercise in favor of the proposals referred to and according to their best judgment as to any other matters which properly come before the meeting.

             Please vote by filling in the appropriate boxes below.

ITEMS 1(a) - (h): To amend certain investment restrictions of the fund.

To vote your desired action for each item individually.
-------------------------------------------------------

1. (a)   To amend the fund's investment restriction on investing 25% of its assets in the same industry.

         FOR  [  ]              AGAINST  [  ]           ABSTAIN  [  ]


1 (b)    To amend the fund's investment restriction on borrowing money.

         FOR  [  ]              AGAINST  [  ]           ABSTAIN  [  ]

1 (c)    To amend the fund's investment restriction on issuing senior securities.

         FOR  [  ]              AGAINST  [  ]           ABSTAIN  [  ]


1 (d)    To amend the fund's investment restriction on purchasing real estate.

         FOR  [  ]              AGAINST  [  ]           ABSTAIN  [  ]


1 (e)    To amend the fund's investment restriction on investing in commodities.

         FOR  [  ]              AGAINST  [  ]           ABSTAIN  [  ]


1(f)     To amend the fund's investment restriction on loans.

         FOR  [  ]              AGAINST  [  ]           ABSTAIN  [  ]

1(g)     To amend the fund's investment restriction on pledging its assets.

         FOR  [  ]              AGAINST  [  ]           ABSTAIN  [  ]


1(h)     To amend the fund's investment restriction on diversification.

         FOR  [  ]              AGAINST  [  ]           ABSTAIN  [  ]


           PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD




[GRAPHIC]                                          MUTUAL FUNDS
--------------------------------------------------------------------------------

The garden we plant today must be tended regularly if it's ever to bear fruit.

For three decades, John Hancock             Portfolio/Account Information
Funds has been helping investors            -----------------------------
reach their financial goals.  Over
time our mutual fund family has             Proxy Voting
grown significantly, but our basic          ------------
principles have remained the same.
We focus on quality.  We aim for            Daily Mutual Fund Prices
consistency.  We think commitment              Open-End Funds
counts for something in today's                Institutional Funds
busy world, and we try to deliver              Closed-End Funds
value in everything we do.
                                            Mutual Fund Overviews
Today, we offer over 25 stock,                 Open-End Funds
bond, sector, international and                Institutional Funds
money market mutual funds that
you can use to build your portfolio.        4 & 5 Star Funds
As the mutual fund affiliate of John           Open-End Funds
Hancock Financial Services, Inc.,              Institutional Funds
one of the most respected names in
the financial services industry, we
now manage more than $30 billion            IRA Information/Calculators
for over one million individual and
corporate investors.
                                            Prospectuses
Click on Mutual Funds for a
complete list of John Hancock               Annual & Semi-Annual Reports
Funds.  For the latest information
about a particular fund, choose it          Investment Professionals
from the menu to the right.
                                            Plan Sponsors

                                            Mutual Fund FAQs

                                            Contact Us

                   Investment Products: [ Select a Topic... ]

[LOGO] John Hancock Funds
       A Global Investment Management Firm

Please keep in mind that mutual fund shares are:
Not insured by the FDIC.
Not deposits or other obligations of the institution and are not guaranteed by this institution.
Subject to investment risks, including possible loss of principal amount invested.


                                                                ----------------
Shareholder Login                                               PROXY DIRECT TM
--------------------------------------------------------------------------------
[clip art] Back to Home   [clip art] Contact Us   [clip art] Security    [clip art]


You can now submit your proxy voting instructions online. To do so please enter your Proxy Control Number in the area below. Your Internet Voting Control Number is located on your proxy ballot and identified as CONTROL NUMBER or INTERNET
CONTROL NUMBER.

--------------------------------------------------------------------------------
         Enter Control Number here: [   ]_ [   ]_ [   ]_ [   ]    Continue
--------------------------------------------------------------------------------


Your browser must support JavaScript 1.1 or higher and be able to accept cookies in order to continue. Click on HELP button at the top for more information and navigation tips. If you are unable to vote your proxy using this service because of technical difficulties, you should refer to your Proxy Package for other voting options.

                                [LOGO]  VeriSign
                                         Secure
                                          Site
                                     Click to verify


(C)2000 PROXY DIRECT TM - Service of ALAMO Direct Mail Svcs, Inc.  All rights reserved.


[LOGO] VeriSign
"The Sign of Trust on the Net"

VOTE.PROXY-DIRECT.COM is a
VeriSign Secure Site

Security remains the primary concern of on-line consumers.  The VeriSign Secure
Site Program allows you to learn more about web sites you visit before you submit any confidential information. Please verify that the information below is consistent with the site you are visiting.

--------------------------------------------------------------------------------
Name             VOTE.PROXY.COM
--------------------------------------------------------------------------------
Status           Valid
--------------------------------------------------------------------------------
Validity Period  10-Sept-2000 - 10-Sept-2001
                 Country = US
                 State = New York
                 Locality = Hauppauge
Server ID        Organization = ALAMO Direct Mail Services, Inc.
Information      Organizational Unit = Information Services
                 Organizational Unit = Terms of use at www.verisign.com/rpa(c)00
                 Common Name = vote.proxy-direct.com
--------------------------------------------------------------------------------

If the information is correct, you may submit sensitive data (e.g., credit card numbers) to this site with the assurance that:

  o This site has a VeriSign Secure Server ID
  o VeriSign has verified the organizational name and that ALAMO DIRECT MAIL
    SERVICES, INC. has the proof of right to use it.
  o This site legitimately runs under the auspices of ALAMO DIRECT MAIL
    SERVICES, INC.
  o All information sent to this site, if in an SSL session, is encrypted, protecting against disclosure to third parties.

To ensure that this is a legitimate VeriSign Secure Site, make sure that:

1. The original URL of the site you are visiting comes from VOTE.PROXY-DIRECT.COM
2. The URL of this page is https://digitalld.verisign.com
3. The status of the Server ID is Valid.



                                                                ----------------
John Hancock Fund Proxy                                         PROXY DIRECT TM
--------------------------------------------------------------------------------
[clip art] Back to Home   [clip art] Contact Us   [clip art] Security    [clip art]


                            [LOGO]    John Hancock
                                   ------------------
                                   JOHN HANCOCK FUNDS


[Clip art]  Below is the list of your holdings. Text next to each holding's name indicates whether you wish to vote as the Board recommends or to submit your individual instructions. To change between board recommended and individual instructions click on the name of the holding, then follow the additional instructions.

            YOU MUST CLICK VOTE NOW! BUTTON TO COMPLETE YOUR SESSION
                           ---------

             -------------------------------------------------------------------
             List of Your Holdings                  Voting instructions
--------------------------------------------------------------------------------
 [Clip art]  John Hancock Large Cap Growth Fund    > as recommended by the Board
--------------------------------------------------------------------------------
  ^ Click on arow to modify voting instructions
--------------------------------------------------

[Clip art] Help me...                        [Clip art] Abort                           [Clip art] Vote Now!
           ----------                                   -----                                      ---------
           If you need help navigating the              You can quit Internet voting at            Once you have completed
           site or experience problems                  any time, however, your voting             selection of your voting
           during your online session, this             instructions set up during this            instructions and are ready to
           page may provide you with                    session will be disregarded                submit them for processing click
           answers                                                                                 the Vote Now! button


------------------------------------------------------------------------------------------------
[clip art] Back to Home   [clip art] Contact Us   [clip art] Security    (C)2000 PROXY DIRECT TM
------------------------------------------------------------------------------------------------

                                                                ----------------
John Hancock Fund Proxy                                         PROXY DIRECT TM
--------------------------------------------------------------------------------
[clip art] Back to Home   [clip art] Contact Us   [clip art] Security    [clip art]


Shareholder:


                                                [LOGO]    John Hancock
                                                       --------------------
                                                        JOHN HANCOCK FUNDS

Account:


Previous vote:



                       John Hancock Large Cap Growth Fund

------------------------------------------------------------------------------------------------------------------------------------
           Applicable Campaign Proposals                                Mark All =>    [For]           [Against]           [Board]
------------------------------------------------------------------------------------------------------------------------------------

1.a To amend the fund's investment restriction on investing 25% of its assets in
    the same industry.                                                                For             Against           Abstain
------------------------------------------------------------------------------------------------------------------------------------
1.b To amend the fund's investment restriction on borrowing money.                    For             Against           Abstain
------------------------------------------------------------------------------------------------------------------------------------
1.c To amend the fund's investment restriction on issuing senior securities.          For             Against           Abstain
------------------------------------------------------------------------------------------------------------------------------------
1.d To amend the fund's investment restriction on purchasing real estate.             For             Against           Abstain
------------------------------------------------------------------------------------------------------------------------------------
1.e To amend the fund's investment restriction on investing in commodities.           For             Against           Abstain
------------------------------------------------------------------------------------------------------------------------------------
1.f To amend the fund's investment restriction on loans.                              For             Against           Abstain
------------------------------------------------------------------------------------------------------------------------------------
1.g To amend the fund's investment restriction on pledging its assets.                For             Against           Abstain
------------------------------------------------------------------------------------------------------------------------------------
1.h To amend the fund's investment restriction on diversification.                    For             Against           Abstain
------------------------------------------------------------------------------------------------------------------------------------
    Any other business that may properly come before the meeting.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Voting Instructions ^
                                                                                ----------------------------------------------------

[Clip art] Answers have been marked according to the Board's recommendation.    [Clip art] Cancel          [Clip art] Continue
           Please change responses as appropiate before submission.                        ------                     --------


------------------------------------------------------------------------------------------------
[clip art] Back to Home   [clip art] Contact Us   [clip art] Security    (C)2000 PROXY DIRECT TM
------------------------------------------------------------------------------------------------

                                                                ----------------
John Hancock Fund Proxy                                         PROXY DIRECT TM
--------------------------------------------------------------------------------
[clip art] Back to Home   [clip art] Contact Us   [clip art] Security    [clip art]

Thank you, your voting instructions have been submitted for processing.

If necessary, you can revisit Internet Voting site anytime before the Meeting
Date on Wednesday, April 25, 2001 at 9:00:00 AM[EST] to submit new voting instructions.

This is the summary of your voting instructions delivered to John Hancock. It is not a receipt or vote confirmation. You may print this page for your records.

NOTE: Internet voting for this proxy is currently in tsting stage. Your vote has not been actually entered into the APPS/TR system for tabulation.

Instructions submitted on Monday, January 08, 2001
Transaction Code: 2341234123-175659389

                       John Hancock Large Cap Growth Fund
--------------------------------------------------------------------------------

1.a Amend the fund's investment restriction on investing 25% of its assets in the same industry.
1.b Amend the fund's investment restriction on borrowing money.
1.c Amend the fund's investment restriction on issuing senior securities.
1.d Amend the fund's investment restriction on purchasing real estate.
1.e Amend the fund's investment restriction on investing in commodities.
1.f Amend the fund's investment restriction on loans.
1.g Amend the fund's investment restriction on pledging its assets.
1.h Amend the fund's investment restriction on diversification.

[Clip art] If you wish to vote another card
           please click here.

                              [LOGO]     John Hancock
                                     --------------------
                                      JOHN HANCOCK FUNDS


------------------------------------------------------------------------------------------------
[clip art] Back to Home   [clip art] Contact Us   [clip art] Security    (C)2000 PROXY DIRECT TM
------------------------------------------------------------------------------------------------

                                                                ----------------
Help & Support                                                  PROXY DIRECT TM
--------------------------------------------------------------------------------
[clip art] Back to Home   [clip art] Contact Us   [clip art] Security    [clip art]

==> Signing on to PROXY DIRECT TM online proxy voting site

==> How do I vote my proxy online?

==> Voting Instructions indicator

==> Electronic Vote Confirmation

==> Page layout looks a bit (or completely) off

==> I have already sent my paper ballot, what now?

==> Can I change my previous voting instructions submitted online?

==> I am unable to sign on

==> Error while Printing Vote Submission Confirmation


                     Click here to return to previous page

------------------------------------------------------------------------------------------------
[clip art] Back to Home   [clip art] Contact Us   [clip art] Security    (C)2000 PROXY DIRECT TM
------------------------------------------------------------------------------------------------


                                                                ----------------
PROXY DIRECT TM Sign-Off                                        PROXY DIRECT TM
--------------------------------------------------------------------------------
[clip art] Back to Home   [clip art] Contact Us   [clip art] Security    [clip art]


                              [LOGO]    John Hancock
                                      ------------------
                                      JOHN HANCOCK FUNDS


                      Your PROXY DIRECT TM voting session
                                has been closed

                                Back to Sign-On

